OMB APPROVAL
	OMB Number:	3235-0570
	Expires:	July 31, 2022
UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . .20.6
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-06565

Tekla Life Sciences Investors
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2020 to March 31, 2021

ITEM 1. REPORTS TO STOCKHOLDERS.

TEKLA LIFE SCIENCES INVESTORS

Semiannual Report

March 31, 2021

TEKLA LIFE SCIENCES INVESTORS

Distribution policy: The Fund has implemented a managed distribution policy (the Policy) that provides for quarterly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Policy would result in a return of capital to shareholders, if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in the Fund's notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that tells you how to report distributions for federal income tax purposes.

You should not draw any conclusions about the Fund's investment performance from the amount of distributions pursuant to the Policy or from the terms of the Policy. The Policy has been established by the Trustees and may be changed or terminated by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distributions considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The suspension or termination of the Policy could have the effect of creating a trading discount or widening an existing trading discount. At this time there are no reasonably foreseeable circumstances that might cause the Trustees to terminate the Policy.

Consider these risks before investing: As with any investment company that invests in equity securities, the Fund is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Fund's shares will fluctuate with the market generally and market sectors in particular. You could lose money over short or long periods of time. Political and economic news can influence marketwide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares. Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in equity securities of healthcare companies may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

TEKLA LIFE SCIENCES INVESTORS

Dear Shareholders,

I think it is obvious in the United States and around the world that, over the last year, the COVID-19 epidemic has been the dominating factor in nearly everyone's lives, family and job, as well as in all aspects of the economy and markets. We have not been surprised by the volatility of these things but admit to not expecting what felt like an inexorable upward move in the market during the worst months of the pandemic. We report herein on the period September 30, 2020 to March 31, 2021. Fund performance for that period is described elsewhere in this report. But given the dynamics of the last year, we feel that we should speak to the bigger, Covid-related picture in our commentary.

As you may well be aware, in the first part of 2020 nearly all equity markets we see as related to the Fund declined—some as much as 30%—in response to the infections, quarantines and deaths reported. However, those same markets rebounded impressively through the rest of the calendar year producing very positive results for calendar year 2020. For example, the S&P 500® Index* ("SPX") net advanced 18% in 2020. The broad S&P Composite 1500® Health Care Index* ("S15HLTH") trailed the SPX but still advanced approximately 14%. Interestingly, the NASDAQ Biotechtechnology Index®* ("NBI") advanced approximately 26%. The SPDR® S&P® Biotech ETF* ("XBI"), which tracks an index dominated by small-and mid-cap biotech companies, advanced approximately 48%, quite a dramatic result.

Much has been made of the markets' 2020 advance. Others have opined in great detail on this subject. In short, we think it is generally accepted that financial stimulus provided by the government and the promise of low interest rates promulgated by the Federal Reserve allowed and/or encouraged investment in the stock market (and in risk assets in particular) in preference to other asset classes.

The first quarter of 2021 has been quite a different story. Things have been a bit more complicated. The broad SPX and S15HLTH advanced 6% and 3%, respectively with only moderate volatility in the first quarter of calendar year 2021. By contrast, the NBI and XBI have been much more volatile. The NBI was up almost 14% by early February but retraced this entire gain ending the quarter down fractionally. The small- and mid-cap focused XBI was up almost 24% by early February and retreated even more dramatically, declining by 22% in less than two months to end the quarter down by a few percent.

The question of course is what happened to cause this situation and, more importantly, where are we going. From a personal point of view, we have all had a horrific year. More than thirty-two million Americans have contracted COVID-19 and well more than 500,000 individuals have died. Millions of children have had access to education reduced or eliminated. Millions of people have lost their jobs and we expect that hundreds of thousands of businesses have closed forever. Much of this loss cannot be recovered.

Having said this, we also need to evaluate where we are and where we expect to be as shareholders of the Fund. From a healthcare fund perspective, the view is a little more nuanced. From our perspective, COVID-19 arrived out of the blue. As described above, markets declined precipitously. Almost immediately, 200 companies started working on covid vaccines and therapeutics. Miraculously, biopharma partnered with the U.S. and other governments to approve multiple vaccines in a year (compared to a typical ten year development cycle).

In parallel, we witnessed a vitriolic election cycle that changed a good deal of how government governs. We saw civil unrest that rivaled what we observed in the 1960's. A work from home world was created largely out of whole cloth. Simplistically, the economy unwound and then apparently rewound.

A year later we find ourselves with still high unemployment, Covid case rates still dramatically higher than when we all went home, approaching 50% of the adult population vaccinated with herd immunity anticipated by some experts within the next few months, a push to get back to school and to work, a separate and opposing push to continue working from home, a Federal Reserve committed to low interest rate for the foreseeable future, a government committed to continued stimulus and to increasing the safety net, the stock market higher than it was a year ago and what seems like generally positive sentiment. Whew!!

With respect to healthcare, what has all this produced? It was a banner, if volatile (particularly in the first quarter of 2021) year, for healthcare stock performance, a year of record investment in the sector, approximately 100 new biotech IPOs, an apparently less cooperative FDA, a hint (or more) of drug pricing pressure, first quarter company reporting results that look promising, healthcare trading at the biggest discount to the SPX in many years and, perhaps not surprisingly, quite a bit of uncertainty about where healthcare goes from here.

Having said all this, our view is pretty simple. We are fundamental analysts. We see attractive valuations, lots of innovation and a favorable macro environment (with low cost of capital and many companies well-funded). We think a fair analysis of all this is that it may well be a bumpy ride, but over any reasonable timeframe we see way more possibility for upside opportunity for the sector than for any extended downside pain.

Be well,

Daniel R. Omstead
President and Portfolio Manager

TEKLA LIFE SCIENCES INVESTORS

Fund Essentials

Objective of the Fund

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of Life Sciences companies.

Description of the Fund

Tekla Life Sciences Investors ("HQL") is a non-diversified closed-end healthcare fund traded on the New York Stock Exchange under the ticker HQL. HQL primarily invests in the life sciences industries and will emphasize the smaller, emerging companies with a maximum of 40% of the Fund's assets in restricted securities of both public and private companies.

Investment Philosophy

Tekla Capital Management LLC, the Investment Adviser to the Fund, believes that:

•  Aging demographics and adoption of new medical products and services can provide long-term tailwinds for healthcare companies

•  Late stage biotechnology product pipeline could lead to significant increases in biotechnology sales

•  Robust M&A activity in healthcare may create additional investment opportunities

Fund Overview and Characteristics as of 3/31/21

Market Price[1]	$19.71
NAV[2]	$20.70
Premium/(Discount)	-4.78%
Average 30 Day Volume	88,865
Net Assets	$502,677,966
Ticker	HQL
NAV Ticker	XHQLX
Commencement of Operations Date	5/8/92
Fiscal Year to Date Distributions Per Share	$0.85

1 The closing price at which the Fund's shares were traded on the exchange.

2 Per-share dollar value of the Fund, calculated by dividing the total value of all the securities in its portfolio, plus any other assets and less liabilities, by the number of Fund shares outstanding.

Holdings of the Fund (Data is based on net assets)

Asset Allocation as of 3/31/21

Sector Diversification as of 3/31/21

This data is subject to change on a daily basis.

TEKLA LIFE SCIENCES INVESTORS

Largest Holdings By Issuer

(Excludes Short-Term Investments)

As of March 31, 2021
(Unaudited)

Issuer – Sector	% of Net Assets
Gilead Sciences, Inc. – Biotechnology	7.1%
Amgen, Inc. – Biotechnology	5.7%
Illumina, Inc. – Life Sciences Tools & Services	5.5%
Vertex Pharmaceuticals, Inc. – Biotechnology	5.0%
Moderna, Inc. – Biotechnology	4.5%
Regeneron Pharmaceuticals, Inc. – Biotechnology	4.2%
Biogen, Inc. – Biotechnology	3.8%
Horizon Therapeutics plc – Pharmaceuticals	3.7%
Seagen, Inc. – Biotechnology	2.6%
Guardant Health, Inc. – Health Care Equipment & Supplies	1.9%
Alexion Pharmaceuticals, Inc. – Biotechnology	1.8%
Alnylam Pharmaceuticals, Inc. – Biotechnology	1.7%
Neurocrine Biosciences, Inc. – Biotechnology	1.4%
Syneos Health, Inc. – Healthcare Services	1.4%
Novavax, Inc. – Biotechnology	1.3%
Argenx SE – Biotechnology	1.3%
CRISPR Therapeutics AG – Biotechnology	1.2%
Allakos, Inc. – Biotechnology	1.2%
Exact Sciences Corp. – Biotechnology	1.1%
Fate Therapeutics, Inc. – Biotechnology	1.1%

Portfolio Highlights as of March 31, 2021

Among other investments, Tekla Life Sciences Investors' performance benefitted in the past six months by the following:

Fate Therapeutics, Inc. (FATE) is developing an oncology treatment using so-called natural killer or NK cells which are part of the body's own innate defense system against cancer. The Fund was overweight the stock during the period where price appreciation coincided with positive clinical trial updates.

Sutro Biopharma, Inc. (STRO) is an oncology-focused company with a novel antibody conjugate platform. In Q4 of 2020, the stock rose after the Company announced promising data in ovarian cancer for its lead drug candidate. We were overweight the stock during this period.

Novavax, Inc. (NVAX) is a vaccine developer with a novel recombinant platform. Based on strong immune stimulation activity against the COVID-19 virus with early clinical data, the Company's stock has performed strongly while we were overweight in the Fund.

Among other examples, Tekla Life Sciences Investors' performance was negatively impacted by the following investments:

Moderna, Inc. (MRNA) is a vaccine company based on a new therapeutic modality, messenger RNA. The Company has multiple development programs in the clinic but is most well-known for its commercially successful vaccine candidate targeting the COVID-19 virus. The Fund owned MRNA but was underweight during its recent runup.

Denali Therapeutics Inc. (DNLI) is a biotechnology company that discovers and develops novel drugs for neurodegenerative diseases. Last year, the Company presented positive preliminary data which caused the stock to more than double while we were net underweight.

Bridgebio Pharma, Inc. (BBIO) operates as a biotechnology holding company within which subsidiaries have a pipeline of over 20 programs in genetic disease and cancer. Its stock rose due to continued investor enthusiasm for Eidos Therapeutics, a partially-owned subsidiary developing a treatment for cardio-myopathies related to heart failure. We were underweight BBIO during this period which saw the Company purchase all remaining outstanding shares of Eidos.

Fund Performance

HQL is a closed-end fund which invests predominantly in life science companies. Subject to regular consideration, the Trustees of HQL have instituted a policy of making quarterly distributions to shareholders. The Fund seeks to make such distributions in the form of long-term capital gains.

The Fund considers investments in companies of all sizes and in all life science subsectors, including but not limited to, biotechnology, pharmaceuticals, healthcare equipment, healthcare supplies, life science tools and services, healthcare distributors, managed healthcare, healthcare technology, and healthcare facilities. The Fund emphasizes innovation, investing both in public and pre-public venture companies. The Fund considers its venture investments to be a differentiating characteristic. Among the various healthcare subsectors, HQL has considered the biotechnology subsector, including both pre-public and public companies, to be a key contributor to the healthcare sector. The Fund holds biotech assets, including both public and pre-public, often representing 65-80% of net assets.

There is no commonly published index which matches the investment strategy of HQL. The S15HLTH consists of approximately 170 companies representing most or all of the healthcare subsectors in which HQL typically invests; biotechnology often represents 15-20% of this index. By contrast, the NBI, which contains over 270 constituents, is much more narrowly constructed. The vast majority of this index is comprised of biotechnology, pharmaceutical and life science tools companies. In recent years, biotechnology has often represented 72-82% of the NBI. Neither the S15HLTH nor NBI indices contain any material amount of pre-public company assets.

Given the circumstances, we present both NAV and stock returns for the Fund in comparison to several commonly published indices. One index, the SPX, is a commonly considered broad based index; this index is comprised of companies in many areas of the economy, including, but not limited to healthcare. As described above, the NBI is a healthcare index mostly focused in three healthcare sectors with a uniquely high level of biotechnology comparison. The S15HLTH contains a wider representation of healthcare subsectors, but typically contains a much lower biotechnology composition.

HQL generally invests in a combination of large-cap growth-oriented and earlier stage innovative healthcare companies with a focus on the biotechnology sector. Generally, HQL targets biotechnology exposure below that of the NBI and a higher biotechnology exposure than that of the S15HLTH. We note that in recent periods, biotechnology has been a significant contributor to returns (both positive and negative) associated with those indices. We believe this sector continues to have significant potential for growth in the future.

6 Month Index Performance Ending March 31, 2021

Fund Performance for the Period Ended March 31, 2021

Period	HQL NAV	HQL MKT	NBI	S15HLTH	SPX
6 month	6.60	16.92	11.34	12.58	19.06
1 year	31.70	43.06	40.12	35.94	56.33
5 year	12.05	11.49	12.21	14.12	16.28
10 year	14.83	15.13	16.84	15.82	13.90

All performance over one-year has been annualized.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The NAV total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns. Until the DRIP price is available from the Plan Agent, the market price returns reflect the reinvestment at the closing market price on the last business day of the month. Once the DRIP is available around mid-month, the market price returns are updated to reflect reinvestment at the DRIP price.

*The trademarks NASDAQ Biotechnology Index®, S&P Composite 1500® Health Care Index, SPDR® S&P® Biotech ETF and S&P 500® Index referenced in this report are the property of their respective owners. These trademarks are not owned by or associated with the Fund or its service providers, including Tekla Capital Management LLC.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2021

(Unaudited)

SHARES	CONVERTIBLE PREFERRED (Restricted) (a) (b) - 4.7% of Net Assets	VALUE
	Biotechnology - 3.8%
140,000	Amphivena Therapeutics, Inc. Series B, 6.00%	$2,100,000
225,416	Amphivena Therapeutics, Inc. Series C, 6.00%	808,848
848,333	Arkuda Therapeutics, Inc. Series A, 6.00%	2,018,184
79,099	Caribou Biosciences, Inc. Series C, 8.00%	1,365,012
103,675	Dynacure Series C (c)	2,579,921
645,834	Hotspot Therapeutics, Inc. Series B, 6.00%	1,550,002
3,229,167	Invetx, Inc. Series A	1,550,000
117,704	Oculis SA, Series B2, 6.00% (c)	1,036,876
41,067	Priothera Ltd. Series A, 6.00%	481,593
1,166,606	Pyxis Oncology, Inc. Series B	1,920,000
1,153,847	Rainier Therapeutics, Inc. Series A, 6.00%	115
668,449	Rainier Therapeutics, Inc. Series B, 6.00%	124,332
2,229,766	Rallybio Holdings, LLC Series B	3,100,044
345,010	Vectivbio Holding AG Series A2, 6.00%	397,106
		19,032,033
	Health Care Equipment & Supplies - 0.3%
362,887	IO Light Holdings, Inc. Series A2	1,397,369
	Pharmaceuticals - 0.6%
2,719,854	Curasen Therapeutics, Inc. Series A	2,999,999
	TOTAL CONVERTIBLE PREFERRED (Cost $24,407,843)	23,429,401
	COMMON STOCKS AND WARRANTS - 93.7% of Net Assets
	Biotechnology - 71.9%
111,776	ACADIA Pharmaceuticals, Inc. (a)	2,883,821
104,312	Affimed N.V. (a) (c)	825,108
59,698	Alexion Pharmaceuticals, Inc. (a)	9,128,421
60,092	Alkermes plc (a)	1,122,519
53,427	Allakos, Inc. (a)	6,132,351
62,136	Alnylam Pharmaceuticals, Inc. (a)	8,772,982
115,240	Amgen, Inc.	28,672,864
217,266	Amicus Therapeutics, Inc. (a)	2,146,588
82,121	Apellis Pharmaceuticals, Inc. (a)	3,523,812
32,461	ARCA biopharma, Inc. (a)	118,483
18,027	ARCA biopharma, Inc. Warrants (expiration 06/11/22, exercise price $1.10) (a) (b)	180

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2021

(Unaudited, continued)

SHARES	Biotechnology - continued	VALUE
44,764	Arcutis Biotherapeutics, Inc. (a)	$1,295,023
289,336	Ardelyx, Inc. (a)	1,915,404
67,473	Arena Pharmaceuticals, Inc. (a)	4,681,951
23,128	Argenx SE (a) (d)	6,369,220
52,166	Arrowhead Pharmaceuticals, Inc. (a)	3,459,127
41,459	Ascendis Pharma A/S (a) (d)	5,343,236
48,919	Atreca, Inc. (a)	749,928
12,109	BeiGene Ltd. (a) (d)	4,214,901
6,000	Bellicum Pharmaceuticals, Inc. (a)	22,560
67,462	Biogen, Inc. (a)	18,872,495
56,850	BioMarin Pharmaceutical, Inc. (a)	4,292,744
21,672	BioNTech SE (a) (d)	2,366,366
41,586	Black Diamond Therapeutics, Inc. (a)	1,008,876
45,530	Blueprint Medicines Corp. (a)	4,426,882
23,337	Bridgebio Pharma, Inc. (a)	1,437,559
53,779	ChemoCentryx, Inc. (a)	2,755,636
168,782	Cogent Biosciences, Inc. (a)	1,481,906
154,310	Corbus Pharmaceuticals Holdings, Inc. (a)	303,991
51,536	CRISPR Therapeutics AG (a) (c)	6,279,662
32,636	CymaBay Therapeutics, Inc. (a)	148,167
84,072	Deciphera Pharmaceuticals, Inc. (a)	3,769,788
56,397	Denali Therapeutics, Inc. (a)	3,220,269
21,531	Dicerna Pharmaceuticals, Inc. (a)	550,548
15,190	Editas Medicine, Inc. (a)	637,980
42,839	Exact Sciences Corp. (a)	5,645,323
229,590	Exelixis, Inc. (a)	5,186,438
66,790	Fate Therapeutics, Inc. (a)	5,506,836
53,186	Forma Therapeutics Holdings, Inc. (a)	1,490,272
122,990	G1 Therapeutics, Inc. (a)	2,959,139
145,858	Galera Therapeutics, Inc. (a)	1,286,468
118,142	Gamida Cell Ltd. (a) (c)	955,769
29,963	Genmab A/S (a) (d)	983,685
551,520	Gilead Sciences, Inc.	35,644,738
26,109	I-Mab (a) (d)	1,265,503
25,486	Incyte Corp. (a)	2,071,247
37,238	Insmed, Inc. (a)	1,268,326
19,823	Intellia Therapeutics, Inc. (a)	1,590,895
18,630	Intercept Pharmaceuticals, Inc. (a)	429,980
98,313	Ionis Pharmaceuticals, Inc. (a)	4,420,152
138,993	Iovance Biotherapeutics, Inc. (a)	4,400,518
120,324	Jounce Therapeutics, Inc. (a)	1,235,727
15,797	KalVista Pharmaceuticals, Inc. (a)	405,825
28,463	Karuna Therapeutics, Inc. (a)	3,422,107

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2021

(Unaudited, continued)

SHARES	Biotechnology - continued	VALUE
95,149	Kura Oncology, Inc. (a)	$2,689,862
314,585	Mereo Biopharma Group plc (a) (d)	1,060,151
172,282	Moderna, Inc. (a)	22,560,328
95,811	Molecular Templates, Inc. (a)	1,209,135
28,213	Morphic Holding, Inc. (a)	1,785,319
37,223	Nektar Therapeutics (a)	744,460
71,328	Neurocrine Biosciences, Inc. (a)	6,936,648
44,550	NexGel, Inc. (a) (b)	138
28,988	Nkarta, Inc. (a)	953,705
36,998	Novavax, Inc. (a)	6,708,107
111,820	Ovid Therapeutics, Inc. (a)	449,516
264,669	Pieris Pharmaceuticals, Inc. (a)	680,199
23,821	Pieris Pharmaceuticals, Inc., Series A Warrants (expiration 06/08/21, exercise price $3.00) (a) (b)	2,859
11,911	Pieris Pharmaceuticals, Inc., Series B Warrants (expiration 06/08/21, exercise price $2.00) (a) (b)	5,717
23,594	Praxis Precision Medicines, Inc. (a)	772,939
19,832	Precision BioSciences, Inc. (a)	205,261
44,812	Regeneron Pharmaceuticals, Inc. (a)	21,202,350
76,500	Replimune Group, Inc. (a)	2,334,015
39,422	Sage Therapeutics, Inc. (a)	2,950,737
35,334	Sarepta Therapeutics, Inc. (a)	2,633,443
17,193	Scholar Rock Holding Corp. (a)	870,997
95,761	Seagen, Inc. (a)	13,297,372
172,491	Sutro Biopharma, Inc. (a)	3,925,895
76,396	TCR2 Therapeutics, Inc. (a)	1,686,824
70,155	Travere Therapeutics, Inc. (a)	1,751,770
157,719	Trillium Therapeutics, Inc. (a) (c)	1,693,902
29,770	Ultragenyx Pharmaceutical, Inc. (a)	3,389,612
42,765	uniQure N.V. (a) (c)	1,440,753
20,511	United Therapeutics Corp. (a)	3,430,875
375,000	Vectivbio Holding AG (Restricted) (a) (b)	296,250
117,437	Vertex Pharmaceuticals, Inc. (a)	25,236,037
25,600	Vir Biotechnology, Inc. (a)	1,312,512
54,032	Xenon Pharmaceuticals, Inc. (a) (c)	967,173
62,055	Y-mAbs Therapeutics, Inc. (a)	1,876,543
11,502	Zai Lab Ltd. (a) (d)	1,534,712
		361,696,412
	Health Care Equipment & Supplies (a) - 3.0%
130,000	Cercacor Laboratories, Inc. (Restricted) (b)	1,429,690
61,400	Guardant Health, Inc.	9,372,710
8,329	IDEXX Laboratories, Inc.	4,075,463
		14,877,863

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2021

(Unaudited, continued)

SHARES	Health Care Providers & Services (a) - 0.2%	VALUE
148,148	InnovaCare, Inc. Escrow Shares (Restricted) (b)	$70,415
5,822	Medpace Holdings, Inc.	955,099
		1,025,514
	Healthcare Services (a) - 1.4%
91,070	Syneos Health, Inc.	6,907,660
	Life Sciences Tools & Services (a) - 7.6%
121,513	Adaptive Biotechnologies Corp.	4,892,113
71,882	Illumina, Inc.	27,607,001
58,816	Personalis, Inc.	1,447,462
27,493	PRA Health Sciences, Inc.	4,215,502
		38,162,078
	Pharmaceuticals (a) - 9.5%
34,619	Arvinas, Inc.	2,288,316
127,109	Aurinia Pharmaceuticals, Inc. (c)	1,650,510
165,330	Clearside Biomedical, Inc.	408,365
29,100	Endo International plc (c)	215,631
40,585	Heron Therapeutics, Inc.	657,883
202,404	Horizon Therapeutics plc (c)	18,629,264
77,580	Intra-Cellular Therapies, Inc.	2,632,289
25,203	Jazz Pharmaceuticals plc (c)	4,142,617
4,060	Madrigal Pharmaceuticals, Inc.	474,898
28,691	Mirati Therapeutics, Inc.	4,914,768
12,440	Reata Pharmaceuticals, Inc.	1,240,268
34,880	Spectrum Pharmaceuticals, Inc.	113,709
14,218	Tetraphase Pharmaceuticals, Inc. CVR (e)	2,844
141,641	Theravance Biopharma, Inc. (c)	2,890,893
41,021	Turning Point Therapeutics, Inc.	3,880,176
315,800	Verona Pharma plc (d)	2,640,088
371,622	Verona Pharma plc Warrants (expiration 04/27/22, exercise price $2.85) (b) (c)	7,685
40,620	VYNE Therapeutics, Inc.	278,044
37,281	Zogenix, Inc.	727,725
		47,795,973
	Special Purpose Acquisition Company (a) - 0.1%
78,403	Helix Acquisition Corp.	802,455
	TOTAL COMMON STOCKS AND WARRANTS (Cost $344,760,653)	471,267,955

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2021

(Unaudited, continued)

PRINCIPAL AMOUNT	SHORT-TERM INVESTMENT - 0.2% of Net Assets	VALUE
$1,047,000	Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $1,047,000, 0.00%, dated 03/31/21, due 04/01/21 (collateralized by U.S. Treasury Note 0.50%, due 04/15/24, market value $1,068,023)	$1,047,000
	TOTAL SHORT-TERM INVESTMENT (Cost $1,047,000)	1,047,000
	TOTAL INVESTMENTS BEFORE MILESTONE INTERESTS - 98.6% (Cost $370,215,496)	495,744,356
INTERESTS	MILESTONE INTERESTS (Restricted) (a) (b) - 1.5% of Net Assets
	Biotechnology - 0.1%
1	Therachon Milestone Interest	585,481
	Health Care Equipment & Supplies - 0.0%
1	Therox Milestone Interest	1,727
	Pharmaceuticals - 1.4%
1	Afferent Milestone Interest	291,920
1	Ethismos Research Milestone Interest	0
1	Impact Biomedicines Milestone Interest	2,290,972
1	Neurovance Milestone Interest	4,283,437
		6,866,329
	TOTAL MILESTONE INTERESTS (Cost $4,602,125)	7,453,537
	TOTAL INVESTMENTS - 100.1% (Cost $374,817,621)	503,197,893
	OTHER LIABILITIES IN EXCESS OF ASSETS - (0.1)%	(519,927)
	NET ASSETS - 100%	$502,677,966

(a)  Non-income producing security.

(b)  Security fair valued using significant unobservable inputs. See Investment Valuation and Fair Value Measurements.

(c)  Foreign security.

(d)  American Depository Receipt

(e)  Contingent Value Right

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2021

(Unaudited)

ASSETS:
Investments, at value (cost $370,215,496)	$495,744,356
Milestone interests, at value (cost $4,602,125)	7,453,537
Total investments	503,197,893
Cash	159
Receivable for investments sold	5,409
Prepaid expenses	43,807
Other assets (see Note 1)	80,325
Total assets	503,327,593
LIABILITIES:
Payable for investments purchased	44,080
Accrued advisory fee	460,597
Accrued investor support service fees	21,990
Accrued shareholder reporting fees	45,888
Accrued other	77,072
Total liabilities	649,627
Commitments and Contingencies (see Notes 1 and 4)
NET ASSETS	$502,677,966
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 24,279,438 shares issued and outstanding	$242,794
Additional paid-in-capital	364,247,380
Total distributable earnings (loss)	138,187,792
Total net assets (equivalent to $20.70 per share based on 24,279,438 shares outstanding)	$502,677,966

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 2021

(Unaudited)

INVESTMENT INCOME:
Dividend income	$1,108,619
Total investment income	1,108,619
EXPENSES:
Advisory fees	2,577,942
Investor support service fees	127,802
Trustees' fees and expenses	71,120
Custodian fees	60,445
Administration fees	58,848
Auditing fees	54,888
Shareholder reporting	47,876
Legal fees	32,441
Transfer agent fees	27,110
Other (see Note 2)	70,981
Total expenses	3,129,453
Net investment loss	(2,020,834)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	27,855,872
Closed or expired option contracts written	68,126
Foreign currency transactions	(7,830)
Net realized gain	27,916,168
Net change in unrealized appreciation (depreciation) on:
Investments	7,092,933
Milestone interests	(1,384,947)
Option contracts written	(56,040)
Net change in unrealized appreciation (depreciation)	5,651,946
Net realized and unrealized gain (loss)	33,568,114
Net increase in net assets resulting from operations	$31,547,280

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended March 31, 2021 (Unaudited)	Year ended September 30, 2020
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($2,020,834)	($2,114,692)
Net realized gain	27,916,168	35,668,840
Change in net unrealized appreciation	5,651,946	89,498,852
Net increase in net assets resulting from operations	31,547,280	123,053,000
DISTRIBUTIONS TO SHAREHOLDERS (See Note 1):	(20,389,355)	(34,380,780)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions (396,286 and 839,942 shares, respectively)	7,949,665	13,438,152
Fund shares repurchased (0 and 136,700 shares, respectively) (see Note 1)	—	(2,191,362)
Total capital share transactions	7,949,665	11,246,790
Net increase in net assets	19,107,590	99,919,010
NET ASSETS:
Beginning of period	483,570,376	383,651,366
End of period	$502,677,966	$483,570,376

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

FINANCIAL HIGHLIGHTS

	Six months ended March 31, 2021		For the years ended September 30,
	(Unaudited)		2020	2019	2018		2017		2016
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value per share, beginning of period	$20.25		$16.55	$21.22	$21.62		$20.00		$23.51
Net investment loss (1)	(0.08)		(0.09)	(0.13)	(0.16)		(0.18)		(0.19)
Net realized and unrealized gain (loss)	1.38		5.25	(3.06)	1.39		3.39		(0.47)
Total increase (decrease) from investment operations	1.30		5.16	(3.19)	1.23		3.21		(0.66)
Distributions to shareholders from:
Net investment income	—		—	(0.13)	(0.38	)(2)	(0.05	)(2)	—
Net realized capital gains	(0.85)		(1.47)	(1.36)	(1.25	)(2)	(1.54	)(2)	(2.85)
Total distributions	(0.85)		(1.47)	(1.49)	(1.63)		(1.59)		(2.85)
Increase resulting from shares repurchased (1)	—		0.01	0.01	—		—	(3)	—
Net asset value per share, end of period	$20.70		$20.25	$16.55	$21.22		$21.62		$20.00
Per share market value, end of period	$19.71		$17.58	$15.10	$20.42		$21.48		$18.73
Total investment return at market value	16.92	%*	27.50%	(18.86%)	3.31%		24.26%		(4.66%)
Total investment return at net asset value	6.60	%*	34.00%	(14.38%)	6.61%		17.12%		(2.52%)
RATIOS
Net investment loss to average net assets	(0.79	%)**	(0.47%)	(0.70%)	(0.81%)		(0.92%)		(0.92%)
Expenses to average net assets	1.22	%**	1.22%	1.29%	1.25%		1.32%		1.27%
SUPPLEMENTAL DATA
Net assets at end of period (in millions)	$503		$484	$384	$475		$466		$415
Portfolio turnover rate	39.87	%*	51.27%	43.78%	37.49%		43.08%		30.99%

*  Not annualized.

**  Annualized.

(1)  Computed using average shares outstanding.

(2)  Amount previously presented incorrectly as solely distributions from net realized capital gains has been revised to reflect the proper classification.

(3)  Amount represents less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2021

(Unaudited)

(1)  Organization and Significant Accounting Policies

Tekla Life Sciences Investors (the Fund) is a Massachusetts business trust formed on February 20, 1992, and registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund commenced operations on May 8, 1992. The Fund's investment objective is long-term capital appreciation through investment in U.S. and foreign companies in the life sciences industry (including biotechnology, pharmaceutical, diagnostics, managed healthcare and medical equipment, hospitals, healthcare information technology and services, devices and supplies), agriculture and environmental management. The Fund invests primarily in securities of public and private companies that are believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser), to have significant potential for above-average growth. The Fund may invest up to 20% of its net assets in securities of foreign issuers, expected to be located primarily in Western Europe, Canada and Japan, and securities of U.S. issuers that are traded primarily in foreign markets.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America (GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946. Events or transactions occurring after March 31, 2021, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

The impact of the COVID-19 outbreak on the financial performance of the Fund's investments will depend on future developments, including the duration and spread of the outbreak and related advisories and restrictions. These developments and the impact of COVID-19 on the financial markets and the overall economy are highly uncertain and cannot be predicted. If the financial markets and/or the overall economy are impacted for an extended period, the Fund's future investment results may be materially adversely affected.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price,

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2021

(continued)

as of the close of trading, generally 4 p.m., Eastern Time. The Board of Trustees of the Fund (the Trustees) has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible, corporate and government bonds are valued using a third-party pricing service. Convertible bonds are valued using this pricing service only on days when there is no sale reported. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, milestone interests and other restricted securities, as well as shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, products, intended markets or technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2021

(continued)

valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Milestone Interests

The Fund holds financial instruments which reflect the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The value of such payments are adjusted to reflect the estimated risk based on the relative uncertainty of both the timing and the achievement of individual milestones. A risk to the Fund is that the milestones will not be achieved and no payment will be received by the Fund. The milestone interests were received as part of the proceeds from the sale of six private companies. Any payments received are treated as a reduction of the cost basis of the milestone interest with payments received in excess of the cost basis treated as a realized gain. The contractual obligations with respect to the milestone interests provide for payments at various stages of the development of Afferent, Ethismos Research, Neurovance, Impact Biomedicines, Therachon and Therox's principal product candidate as of the date of the sale.

The following is a summary of the impact of the milestone interests on the financial statements as of and for the six months ended March 31, 2021:

Statement of Assets and Liabilities, Milestone interests, at value	$7,453,537
Statement of Assets and Liabilities, total distributable earnings	$2,851,412
Statement of Operations, Change in unrealized appreciation (depreciation) on Milestone interests	($1,384,947)

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund enters into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary substitute for selling selected investments, to lock in the purchase price of a

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2021

(continued)

security or currency which it expects to purchase in the near future, as a temporary substitute for purchasing selected investments, or to enhance potential gain or to gain or hedge exposure to financial market risk.

The Fund's obligation under an exchange traded written option or investment in an exchange traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option.

The average number of outstanding options purchased for the six months ended March 31, 2021 was 73.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2021

(continued)

Derivatives not accounted for as hedging instruments under ASC 815	Statement of Assets and Liabilities Location		Statement of Operations Location
Equity Contracts	Assets: Investments, at value	$—	Net realized gain (loss) on investments	($173,308)
			Change in unrealized appreciation (depreciation) on investments	$16,708
	Liabilities: Options written, at value	$—	Net realized gain (loss) on closed or expired option contracts written	$68,126
			Change in unrealized appreciation (depreciation) on option contracts written	($56,040)

Other Assets

Other assets in the Statement of Assets and Liabilities consists of amounts due to the Fund at various times in the future in connection with the sale of investments in three private companies.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the six months ended March 31, 2021 totaled $198,793,275 and $208,795,489, respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed. The Fund may enter into repurchase transactions with any broker, dealer, registered clearing agency or

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2021

(continued)

bank. Repurchase agreement transactions are not counted for purposes of the limitations imposed on the Fund's investment in debt securities.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order, the Fund may make periodic distributions that include capital gains as frequently as 12 times in any one taxable year in respect of its common shares, and the Fund has implemented a managed distribution policy (the Policy) providing for quarterly distributions at a rate set by the Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but the Policy would result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distribution considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

The Fund's policy is to declare quarterly distributions in stock. The distributions are automatically paid in newly-issued full shares of the Fund unless otherwise instructed by the shareholder. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts of the Fund's transfer agent who will have whole and fractional shares added to their accounts. The Fund's transfer agent delivers an election card and instructions to each registered shareholder in connection with each distribution. The number of shares issued will be determined by dividing the dollar amount of the distribution by the lower of net asset value or market price on the pricing date. If a shareholder elects to receive a distribution in cash, rather than in shares, the shareholder's relative ownership in the Fund will be reduced. The shares reinvested will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions. Additional distributions, if any, made to satisfy requirements of the Internal Revenue Code may be paid in stock, as described above, or in cash.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2021

(continued)

Share Repurchase Program

In March 2021, the Trustees approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one-year period ending July 14, 2022. Prior to this renewal, in March 2020, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one-year period ending July 14, 2021. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

During the six months ended March 31, 2021, the Fund did not repurchase any shares through the repurchase program.

During the year ended September 30, 2020, the Fund repurchased 136,700 shares at a total cost of $2,191,362. The weighted average discount per share between the cost of repurchase and the net asset value applicable to such shares at the date of repurchase was 11.70%.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of March 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, passive foreign investment companies transactions, installment sale adjustments, premium amortization accruals, foreign currency gains and losses, book to tax difference due to merger and ordinary loss netting to reduce short term capital gains. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2021

(continued)

Commitments and Contingencies

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Investor Support Services

The Fund has retained Destra Capital Advisors LLC (Destra) to provide investor support services in connection with the ongoing operation of the Fund. The Fund pays Destra a fee in an annual amount equal to 0.05% of the average aggregate daily value of the Fund's Managed Assets pursuant to the investor support services agreement.

New Accounting Pronouncement

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how a fund will use derivatives, may adversely affect a fund's performance and may increase costs related to a fund's use of derivatives.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other net assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2021

(continued)

$500 million and 0.70% of the average net assets thereafter. The aggregate fee would not exceed a rate when annualized of 1.36%.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the six months ended March 31, 2021, these payments amounted to $27,801 and are included in the Other category of expenses in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees or officers of the Fund who are also officers of the Adviser.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

(3)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the period ended March 31, 2021, there were no transfers between levels.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2021

(continued)

The following is a summary of the levels used as of March 31, 2021 to value the Fund's net assets.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Preferred
Biotechnology	$—	$—	$19,032,033	$19,032,033
Health Care Equipment & Supplies	—	—	1,397,369	1,397,369
Pharmaceuticals	—	—	2,999,999	2,999,999
Common Stocks and Warrants
Biotechnology	361,391,268	—	305,144	361,696,412
Health Care Equipment & Supplies	13,448,173	—	1,429,690	14,877,863
Health Care Providers & Services	955,099	—	70,415	1,025,514
Healthcare Services	6,907,660	—	—	6,907,660
Life Sciences Tools & Services	38,162,078	—	—	38,162,078
Pharmaceuticals	47,785,444	2,844	7,685	47,795,973
Special Purpose Acquisition Company	802,455	—	—	802,455
Short-term Investment	—	1,047,000	—	1,047,000
Milestone Interests
Biotechnology	—	—	585,481	585,481
Health Care Equipment & Supplies	—	—	1,727	1,727
Pharmaceuticals	—	—	6,866,329	6,866,329
Other Assets	—	—	80,325	80,325
Total	$469,452,177	$1,049,844	$32,776,197	$503,278,218

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investment in securities	Balance as of September 30, 2020	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers into (out of) Level 3	Balance as of March 31, 2021
Convertible Preferred
Biotechnology	$15,928,255	$7,694,461	$4,807,540	($9,398,223)	$—	$19,032,033
Health Care Equipment & Supplies	1,397,369	—	—	—	—	1,397,369
Pharmaceuticals	2,999,999	—	—	—	—	2,999,999
Convertible Notes
Biotechnology	295,378	(195,698)	—	(99,680)	—	—
Common Stocks and Warrants
Biotechnology	329,220	(24,731)	655	—	—	305,144
Health Care Equipment & Supplies	1,331,737	97,953	—	—	—	1,429,690
Health Care Providers & Services	105,467	(3,452)	—	(31,600)	—	70,415
Pharmaceuticals	49,631	(41,946)	—	—	—	7,685

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2021

(continued)

Investment in securities	Balance as of September 30, 2020	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers into (out of) Level 3	Balance as of March 31, 2021
Milestone Interests
Biotechnology	$1,515,794	($538,205)	$—	($392,108)	$—	$585,481
Health Care Equipment & Supplies	3,407	(1,680)	—	—	—	1,727
Pharmaceuticals	7,711,391	(845,062)	—	—	—	6,866,329
Other Assets	91,662	—	79,754	(91,091)	—	80,325
	$31,759,310	$6,141,640	$4,887,949	($10,012,702)	$—	$32,776,197
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2021						($1,268,010)

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at March 31, 2021	Valuation Technique	Unobservable Input	Range (Weighted Average)
Common Stock and Warrants	$1,446,131	Income approach, Black-Scholes	Discount for lack of marketability	20.00%-50.00% (20.33%)
	70,415	Probability adjusted value	Probability of events Timing of events	20.00% (20.00%) 1.75-2.75 (2.25) years
	296,388	Market approach	(a)	N/A
Convertible Preferred	172,629	Probability adjusted value	Probability of events Timing of events	20.00% (20.00%) 0.25 (0.25) years
	10,313,094	Market approach	(a)	N/A
	12,943,678	Recent transaction	(b)	N/A
Milestone Interests	7,453,537	Probability adjusted value	Probability of events Timing of events	20.00%-100.00% (70.72%) 0.25-16.00 (4.03) years
Other Assets	80,325	Probability adjusted value	Probability of events Timing of events	20.00%-95.00% (20.54%) 0.50-6.75 (0.54) years
	$32,776,197

(a)  There is no quantitative information to provide as these methods of measure are investment specific.

(b)  The valuation technique used as a basis to approximate fair value of these investments is based upon subsequent financing rounds.

(4)  Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represented 7% of the Fund's net assets at March 31, 2021.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2021

(continued)

At March 31, 2021, the Fund had commitments of $3,510,552 relating to additional investments in three private companies.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at March 31, 2021. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit		Value
Afferent Milestone Interest	07/27/16	$161,872	$291,920.00		$291,920
Amphivena Therapeutics, Inc.
Series B Cvt. Pfd	07/17/17	2,101,250	15.00		2,100,000
Series C Cvt. Pfd	12/10/18	808,893	3.59		808,848
Arkuda Therapeutics, Inc. Series A Cvt. Pfd	05/16/19, 04/02/20	2,018,184	2.38		2,018,184
Caribou Biosciences, Inc. Series C Cvt. Pfd	03/01/21	1,366,239	17.26		1,365,012
Cercacor Laboratories, Inc. Common	03/31/98†	0	11.00		1,429,690
Curasen Therapeutics, Inc. Series A Cvt. Pfd	09/18/18, 01/07/20	2,999,999	1.10		2,999,999
Dynacure Series C Cvt. Pfd	04/21/20, 10/28/20	2,468,910	24.88		2,579,921
Ethismos Research Milestone Interest	10/31/17	0	0.00		0
Hotspot Therapeutics, Inc. Series B Cvt. Pfd	04/22/20	1,550,002	2.40		1,550,002
Impact Biomedicines Milestone Interest	07/20/10	0	2,290,972.00		2,290,972
InnovaCare, Inc. Escrow Shares Common	12/21/12†	64,073	0.48		70,415
Invetx, Inc. Series A Cvt. Pfd	08/06/20	1,550,000	0.48		1,550,000
IO Light Holdings, Inc. Series A2 Cvt. Pfd	04/30/20†	1,394,759	3.85		1,397,369
Neurovance Milestone Interest	03/20/17	3,417,500	4,283,437.00		4,283,437
Oculis SA Series B2 Cvt. Pfd	01/16/19	990,902	8.81		1,036,876
Priothera Ltd. Series A Cvt. Pfd	10/07/20	483,215	11.73		481,593
Pyxis Oncology, Inc. Series B Cvt. Pfd	03/05/21	1,921,726	1.65		1,920,000
Rainier Therapeutics, Inc.
Series A Cvt. Pfd	01/19/16, 10/24/16	750,652	0.00	††	115
Series B Cvt. Pfd	03/03/17	500,091	0.19		124,332
Rallybio Holdings, LLC Series B Cvt. Pfd	03/27/20	3,105,343	1.39		3,100,044
Therachon Milestone Interest	07/01/19	1,017,671	585,481.00		585,481
Therox Milestone Interest	06/18/19	5,082	1,727.00		1,727
Vectivbio Holding AG
Common	07/01/19†	293,249	0.79		296,250
Series A2 Cvt. Pfd	09/02/20	397,678	1.15		397,106
		$29,367,290			$32,679,293

  (#)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

  †  Interest received as part of a corporate action for a previously owned security.

  ††  Carrying value per unit is greater than $0.00 but less than $0.01.

TEKLA LIFE SCIENCES INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

The Investment Advisory Agreement (the Advisory Agreement) between the Fund and the Adviser continues in effect so long as its continuance is approved at least annually by (i) the Trustees of the Fund and (ii) a majority of the Trustees of the Fund who are not interested persons (the Independent Trustees), by vote cast in person at a meeting called for the purpose of voting on such approval.

After considering the matter in a meeting held on March 18, 2021, the Board, and the Independent Trustees voting separately, determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board considered materials that were specifically prepared by the Adviser and by an independent data provider at the request of the Board and Fund counsel for purposes of the contract review process, including comparisons of (i) the Fund's performance both directly and on a risk adjusted basis to a benchmark, the NASDAQ Biotech Index® (NBI), and to a peer universe of other investment companies, (ii) the Fund's expenses and expense ratios to those of a peer group of other investment companies, and (iii) the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers. The Trustees took into account that substantially all of the Adviser's business consists of providing investment management services to Tekla Life Sciences Investors, Tekla Healthcare Investors, Tekla Healthcare Opportunities Fund and Tekla World Healthcare Fund and the Adviser does not derive any significant benefit from its relationship with the Fund other than receipt of advisory fees pursuant to the Advisory Agreement, market research and potential marketing exposure for the Adviser. The Board also received and reviewed information throughout the year about the portfolio performance, the investment strategy, the portfolio management team and various fees and expenses of the Fund. In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser present and were represented throughout the process by counsel to the Independent Trustees and the Fund.

In approving the Advisory Agreement, the Board considered, among other things, the nature, extent, and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of services provided and profits realized by the Adviser and its affiliates, and whether fee levels reflect any economies of scale for the benefit of Fund shareholders and the extent to which economies of scale would be realized as the Fund grows. The Board reviewed information about the foregoing factors and

TEKLA LIFE SCIENCES INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

considered changes, if any, in such information since its previous approval. The Board also evaluated the financial strength of the Adviser and the capability of the personnel of the Adviser, specifically the strength and background of its investment analysts. Fund counsel provided the Board with the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board, including the Independent Trustees, evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the continuance of the Advisory Agreement is in the best interests of the Fund and its shareholders. The following provides more detail on certain factors considered by the Trustees and the Board's conclusions with respect to each such factor.

The nature, extent and quality of the services to be provided by the Adviser. On a regular basis the Board considers the roles and responsibilities of the Adviser as a whole, along with specific portfolio management, support and trading functions the Adviser provides to the Fund. The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund. The Trustees continue to be satisfied with the quality and value of the investment advisory services provided to the Fund by the Adviser, and, in particular, the management style and discipline followed by the Adviser and the quality of the Adviser's research, trading, portfolio management, compliance and administrative personnel. The Trustees also took into account the Adviser's significant investment in its business through the addition of portfolio management and administrative staff over the last several years and the Adviser's commitment to continue to build out its infrastructure as future circumstances require.

The investment performance of the Fund and the Adviser. On a regular basis the Board reviews performance information of the Fund and discusses the Fund's investment strategy with the Adviser. The Trustees reviewed performance information for the Fund for the past one-, three-, five- and ten-year periods ended December 31, 2020, as compared to its benchmark, the NBI, and a peer universe of other investment companies identified by an independent service provider engaged by the Independent Trustees. The Trustees noted that the performance information reviewed reflects a view of the Fund's performance only as of a certain date, and that the results might be significantly different if a different date was selected to generate the performance information. Additionally, the Trustees recognized that longer periods of performance for the Fund may be adversely and disproportionately affected by significant underperformance in one more recent period, and that such underperformance may be caused by a small number of investment decisions or positions.

TEKLA LIFE SCIENCES INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

Unlike many other broader-based healthcare indices, the NBI contains high levels of biotechnology-based companies. Over time, this index has demonstrated higher returns, but has also demonstrated higher price volatility than the broad S&P 500® Index. The Adviser seeks to operate the Fund at a biotechnology exposure level that is higher than many other indices and Funds but at a level that is below that of the NBI. The Adviser also seeks to operate the Fund at lower volatility than that of the NBI. In the current reporting period, the Adviser sought to do so by limiting exposure to biotechnology relative to the NBI and also by maintaining a higher exposure to large biotechnology companies (which exhibit relatively lower volatility) than is present in the NBI and lower exposure to small and mid-capitalization biotechnology companies than is present in the NBI.

The Trustees noted the Fund's strong absolute performance. In particular, the Trustees noted that on a net asset value basis as of December 31, 2020, the Fund returned 21.77% for the one-year period and had annualized returns of 12.28% for the three-year period, 7.12% for the five-year period, and 15.94% for the ten-year period. The Trustees also noted that on a net asset value basis, as of December 31, 2020, the Fund outperformed the NBI for the five-year period, slightly underperformed the NBI for the three-year period, and underperformed the NBI for the one- and ten-year periods. The Trustees also noted that the Fund exhibited lower volatility than the NBI for all evaluation periods and outperformed the NBI on a risk adjusted basis for the three- and five-year periods ended December 31, 2020. The Trustees noted that as of December 31, 2020, the Fund outperformed the peer universe average for the 10-year period, slightly underperformed the peer universe average for the one-year period and underperformed the peer universe average for the three- and five-year periods.

In considering the Fund's relative performance, the Trustees recognized that the Fund's unique strategy presents challenges when comparing the Fund's performance to a benchmark or group of comparable funds. In particular, the Trustees observed that the Fund's strategy has historically included a lower biotechnology allocation compared to the NBI and a higher biotechnology allocation compared to many other healthcare indices and to many of the other funds in the peer universe. The Trustees noted that, as a result, all other things being equal, in periods when biotechnology performs relatively well, the Fund might be expected to underperform the NBI (and/or the peer universe) and vice versa. Additionally, the Trustees noted that unlike the NBI and most of the peer universe, the Fund often maintains a meaningful allocation to venture

TEKLA LIFE SCIENCES INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

and restricted securities. In light of these differences, the Trustees recognized the more limited usefulness of these performance comparisons for the Fund.

The Trustees concluded they continue to be satisfied with the investment performance of the Fund and the Adviser.

The costs of services to be provided and profits to be realized by the Adviser from its relationship with the Fund. The Trustees considered the various services provided by the Adviser to the Fund and reviewed comparative information regarding the expenses and expense ratios of the Fund and a peer group of other investment companies identified by an independent service provider engaged by the Independent Trustees. The Trustees noted that the Adviser's fees are within the range of fees presented in the comparative information and noted that the Fund often maintains a meaningful allocation to venture and restricted securities, a portfolio management service that can warrant higher management fees than those charged by the Adviser to the Fund. The Trustees also considered financial information provided by the Adviser, including financial statements of the Adviser and a comparison of the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers.

The Trustees noted that the fees charged by the Adviser are within a reasonable range of fees as compared to fees charged by other investment advisers for similar services, and the services provided by the Adviser and the amounts paid under the Advisory Agreement are at least comparable to the services rendered and fees charged by others for similar services to warrant a finding that fees to be paid by the Fund are fair. Based on the information provided to and evaluated by the Trustees, the Trustees concluded that the fees charged by the Adviser are fair and reasonable in light of the quality and nature of the services provided by the Adviser and that the profitability of the Adviser's relationship with the Fund has not been excessive.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the advisory fee schedule in the Advisory Agreement and noted that it provides for breakpoints that would reduce the effective fee to the extent the Fund's net assets should increase, allowing the Fund to share in the benefits of any economies of scale that would inure to the Adviser as the Fund's assets increase. Given the closed-end structure of the Fund, its current asset size, and the fact that any economies of scale are modest at current Fund asset levels, the Trustees determined that the Fund's advisory fee schedule is satisfactory and fair.

TEKLA LIFE SCIENCES INVESTORS

PRIVACY NOTICE: If you are a registered shareholder of the Fund, the Fund and Tekla Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

FOR MORE INFORMATION: A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110; (iii) on the Fund's website at www.teklacap.com; and (iv) on the SEC's website at www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed with the SEC on Form N-PORT. This Schedule of Investments will also be available on the Fund's website at www.teklacap.com or the SEC's website at www.sec.gov.

You can find information regarding the Fund at the Fund's website, www.teklacap.com. The Fund regularly posts information to its website, including information regarding daily share pricing, distributions, press releases and links to the Fund's SEC filings. The Fund currently publishes and distributes quarterly fact cards, which include performance, portfolio holdings and sector information for each fiscal quarter. These fact cards will be available on the Fund's website and by request from the Fund's marketing and investor support services agent, Destra Capital Advisors LLC, at 1-877-855-3434.

TEKLA LIFE SCIENCES INVESTORS

DISTRIBUTION POLICY: The Fund has a fixed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

SHARE REPURCHASE PROGRAM: In March 2021, the Trustees reauthorized the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one-year period ending July 14, 2022.

PORTFOLIO MANAGEMENT: Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A., Ph.D., Ashton L. Wilson, Christopher Abbott, Robert Benson, Richard Goss, Jack Liu, M.B.A., Ph.D., and Loretta Tse, Ph.D. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

HOUSEHOLDING: A number of banks, brokers and financial advisers have instituted "householding". Under this practice, which has been approved by the SEC, only one copy of shareholder documents may be delivered to multiple shareholders who share the same address and satisfy other conditions. Householding is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. If you do not want the mailing of your shareholder documents to be combined with those of other members of your household, please contact your bank, broker or financial adviser.

TEKLA LIFE SCIENCES INVESTORS

New York Stock Exchange Symbol: HQL
NAV Symbol: XHQLX

100 Federal Street, 19th Floor
Boston, Massachusetts 02110
(617) 772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Jeffrey A. Bailey
Rakesh K. Jain, Ph.D.
Thomas M. Kent, CPA
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky, M.B.A., J.D.
William S. Reardon, M.B.A.
Lucinda H. Stebbins, M.B.A.

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from
our website (www.teklacap.com) or by calling

617-772-8500

ITEM 2. CODE OF ETHICS.

Not applicable to this semi-annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual filing.

ITEM 6. INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)		(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2020 - Oct. 31, 2020 )	12,125	(2)	$17.63	—	2,839,946
Month #2 (Nov. 1, 2020 — Nov. 30, 2020 )	—		—	—	2,839,946
Month #3 (Dec. 1, 2020 — Dec 31. 2020 )	—		—	—	2,839,946
Month #4 (Jan. 1, 2021 — Jan. 31, 2021)	—		—	—	2,839,946
Month #5 (Feb. 1, 2021 — Feb. 28, 2021)	—		—	—	2,839,946
Month #6 (Mar. 1, 2021 — Mar. 31, 2021)	—		—	—	2,839,946
Total	12,125		$17.63	—

(1)	On June 30, 2011, the share repurchase program was announced, which has been subsequently reviewed and approved by the Board of Trustees. On March 19, 2020, the share repurchase program was renewed, allowing the Registrant to repurchase up to 12% of its outstanding shares for a one year period ending July 14, 2021. On March 18, 2021, the Trustees approved the renewal of the repurchase program to allow the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2022.

(2)	12,125 shares were purchased in Month #1 by Daniel R. Omstead in the open market. Dr. Omstead is a director of the Registrant and a controlling person of the Registrant's investment adviser. Accordingly, Dr. Omstead may be deemed an "affiliated purchaser" of the Registrant's shares as such term is defined by Rule 10b-18(a)(3) under the Exchange Act of 1934.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent second fiscal quarter that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13. EXHIBITS

(a)(1)  Code of Ethics - Not applicable to this semi-annual filing.

(a)(2) Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 1 and 2).

(a)(3) Notices to Fund’s shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1 (Exhibit 3).

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 4).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TEKLA LIFE SCIENCES INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	6/4/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	6/4/21

* Print the name and title of each signing officer under his or her signature.